SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: July 10, 2002

YAHOO! INC.

(Exact name of registrant as specified in its charter)

0-28018

(Commission File Number)

DELAWARE	77–0398689
(State or other jurisdiction of	(I.R.S. Employer Identification No.)
incorporation or organization)

701 FIRST AVE.

SUNNYVALE, CALIFORNIA 94089

(Address of principal executive offices, with zip code)

(408) 349-3300

(Registrant’s telephone number, including area code)

Item 5. Other Events

On July 10, 2002, Yahoo! Inc., a Delaware corporation (“Yahoo!”), announced its financial results for the fiscal quarter ended June 30, 2002 and certain other information. A copy of Yahoo!’s press release announcing these financial results and certain other information is attached as Exhibit 99.1 hereto and incorporated by reference herein. The press release filed as an exhibit to this report includes “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements about the Company’s business and other matters contained in the press release are “forward-looking” rather than “historic.” The press release also states that a more thorough discussion of certain factors which may affect the Company’s operating results is included, among other sections, under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001 and the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2002, which are on file with the Securities and Exchange Commission and available at the Securities and Exchange Commission’s website (http://www.sec.gov), and will also be included in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 to be filed with the Securities and Exchange Commission in the near future.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

99.1 Press Release dated July 10, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

YAHOO! INC.

Date: July 10, 2002	By:	/s/ Susan Decker
Susan Decker
Executive Vice President, Finance and Administration, and Chief Financial Officer

YAHOO! INC.

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release dated July 10, 2002.